SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934, as amended


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12


                         National Home Health Care Corp.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)


                    -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 5, 2003
                                 ---------------

TO THE STOCKHOLDERS OF NATIONAL HOME HEALTH CARE CORP.:

         The annual meeting of stockholders (the "Meeting") of National Home Health Care Corp. (the "Company") will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, New York, New York 10174, at 10:00 a.m., local time, on Friday, December 5, 2003, for the following purposes:

         (1) To elect six directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified;

         (2) To ratify and approve the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending July 31, 2004; and

         (3) To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

         A proxy statement, form of proxy and the annual report to stockholders of the Company for the Company's fiscal year ended July 31, 2003 are enclosed herewith. Only holders of record of common stock of the Company at the close of business on November 4, 2003 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                 By Order of the Board of Directors,

                                 Steven Fialkow
                                 Secretary
Scarsdale, New York
November 5, 2003

--------------------------------------------------------------------------------
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583
                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

         This Proxy Statement is furnished to the holders of common stock, par value $.001 per share ("Common Stock"), of National Home Health Care Corp. (the "Company") in connection with the solicitation by and on behalf of its board of directors (the "Board of Directors") of proxies ("Proxy" or "Proxies") for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held on Friday, December 5, 2003, at 10:00 a.m., local time, at the office of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, New York, New York 10174, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, Proxies and annual reports is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of mail, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.

         The principal executive offices of the Company are located at 700 White
Plains  Road,   Scarsdale,   New  York  10583.  This  Proxy  Statement  and  the
accompanying form of Proxy are being mailed on or about November 5, 2003.

         A Proxy may be revoked by a stockholder at any time before its exercise by filing with Steven Fialkow, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed Proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. Properly executed proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying form of Proxy. Unless otherwise specified, the shares represented by such Proxies will be voted for the election of the six nominees for directorship named herein and in favor of the proposal to ratify and approve the appointment of the Company's independent auditors for the fiscal year ending July 31, 2004.

                                VOTING SECURITIES

         The close of business on November 4, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 5,496,188 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Votes withheld, in the case of the election of directors, and abstentions with respect to the ratification of the selection of the Company's independent auditors, will not be considered votes cast in the final tally of votes with regard to those proposals but will be counted in determining whether a quorum is present.

         Directors will be elected (Proposal 1) by a plurality of the votes cast at the Meeting. The appointment of the Company's independent auditors for the fiscal year ending July 31, 2004 (Proposal 2) will be ratified by the affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTORSHIP NAMED IN THE PROXY AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS.

         If you hold your shares through a broker, bank or other representative, generally the broker, bank or other representative may only vote the shares that it holds for you in accordance with your instructions. However, if the broker, bank or other representative does not timely receive your instructions, it may vote on certain matters for which it has discretionary authority. If a broker, bank or other representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. Brokers, banks and other representatives will be able to exercise discretionary voting authority on each matter that is presently scheduled to come before the Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 4, 2003 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock; (ii) each nominee for directorship; (iii) each of the executive officers named in the Summary Compensation Table herein under "Executive Compensation;" and (iv) all directors and executive officers of the Company as a group.

         Unless otherwise indicated below, the address for each listed director and executive officer is National Home Health Care Corp., 700 White Plains Road, Scarsdale, New York 10583. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the "SEC") and, as a result, include voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares shown as beneficially owned. The percentage of ownership of Common Stock for each stockholder is based on 5,496,188 shares of our Common Stock outstanding as of November 4, 2003. The number of shares of our Common Stock outstanding used in calculating the percentage for each listed person includes the shares of our Common Stock underlying options held by that person that are exercisable within 60 days following November 4, 2003.

       NAME AND ADDRESS                    AMOUNT AND NATURE OF
       OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP (#) (1)             PERCENT OF CLASS (%)
       -------------------                 -----------------------                  --------------------
       Frederick H. Fialkow                              2,059,629 (2)                      36.0%
       Bernard Levine, M.D.                                809,904 (3)                      14.7%
       Steven Fialkow                                      139,772 (4)                       2.5%
       Ira Greifer, M.D.                                    58,911 (5)                       1.1%
       Robert C. Pordy, M.D.                                 6,454 (6)                          *
       Richard Garofalo                                     62,531 (7)                       1.1%
       Robert P. Heller                                     59,768 (8)                       1.1%
       Harold Shulman                                              -                            -
       Heartland Advisors, Inc. and
       William J. Nasgovitz
       789 North Water Street
       Milwaukee, WI 53202                                 441,000 (9)                       8.0%
       All executive officers and
       directors as a group (8 persons)                 3,196,969 (10)                      53.7%
------------------------------------

*        Less than 1%

(1) Includes, where indicated, shares allocated to certain individuals under the Company's Savings and Stock Investment Plan (the "Savings Plan") as of June 30, 2003. Under the terms of the Savings Plan, if a participant fails to give timely instructions as to the voting of shares of Common Stock held in a participant's account, the trustee of the Plan will vote such shares in the same proportion as it votes all of the shares for which such trustee receives instructions.

(2) Includes 85,751 and 140,438 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Company's 1992 Stock Option Plan (the "1992 Plan") and 1999 Stock Option Plan (the "1999 Plan"), respectively, and 73,585 shares of Common Stock allocated to Mr. Fialkow's account under the Savings Plan. Does not include 602 shares of Common Stock owned by Mr. Fialkow's wife, as to which shares Mr. Fialkow disclaims beneficial ownership.

(3) Includes 5,512 and 5,250 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1992 Plan and the 1999 Plan, respectively.

(4) Represents 33,075 and 69,596 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1992 Plan and 1999 Plan, respectively, and 37,101 shares of Common Stock allocated to Mr. Fialkow's account under the Savings Plan.

(5) Includes 5,512 and 5,250 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1992 Plan and the 1999 Plan, respectively.

(6) Includes 5,250 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1999 Plan.

(7) Includes 22,050 and 38,063 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1992 Plan and 1999 Plan, respectively, and 612 shares of Common Stock allocated to Mr. Garofalo's account under the Savings Plan.

(8) Includes 11,025 and 33,063 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1992 Plan and 1999 Plan, respectively, and 14,137 shares of Common Stock allocated to Mr. Heller's account under the Savings Plan.

(9) The amount and nature of beneficial ownership of these shares of Common Stock by Heartland Advisors, Inc. and William J. Nasgovitz is based solely on a Schedule 13G/A filed by such persons with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G/A filing, but has no reason to believe that such information is not complete or accurate.

(10) Includes 162,925 and 296,910 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the 1992 Plan and 1999 Plan, respectively, and 125,435 shares of Common Stock allocated under the Savings Plan.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the Meeting, stockholders will elect six directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Frederick H. Fialkow, Steven Fialkow, Ira Greifer, M.D., Bernard Levine, M.D., Robert C. Pordy, M.D. and Harold Shulman, CPA, to serve as directors upon their nomination at the Meeting. All nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the nominees for director and the executive officers of the Company:

                                            YEAR FIRST
                                            ELECTED OR
                                            APPOINTED            PRESENT POSITION
           NAME                    AGE       DIRECTOR            WITH THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
Frederick H. Fialkow                72          1985             Chairman of the Board of Directors

Bernard Levine, M.D.                74          1983             Director

Steven Fialkow                      44          1991             President, Chief Executive Officer, Secretary and
                                                                 Director

Ira Greifer, M.D.                   72          1983             Director

Robert C. Pordy, M.D.               46          1995             Director

Harold Shulman, CPA                 68            2003           Director

Robert P. Heller                    42            --             Vice President of Finance, Chief Financial
                                                                 Officer and Treasurer

Richard Garofalo                    52            --             President of Health Acquisition Corp.

         All directors of the Company hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. The executive officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's stockholders and hold office until their death, resignation or removal from office.

INFORMATION ABOUT NOMINEES FOR DIRECTORSHIP

         The following is a brief summary of the background of each nominee for directorship:

         FREDERICK H. FIALKOW has been Chairman of the Board of Directors since February 1988, and was Chief Executive Officer from February 1988 until December 1999 and President from February 1988 until October 1997. He has been a director of the Company since April 1985. Frederick H. Fialkow is the father of Steven Fialkow.

         BERNARD LEVINE, M.D. has been a director of the Company since July 1983. For more than 20 years he has been a Professor of Internal Medicine at New York University School of Medicine with a sub-specialty in allergy and immunology. Dr. Levine devotes a portion of his time to private investment activities.

         STEVEN FIALKOW has been a director of the Company since December 1991, and has served as Secretary since September 1995, as President since October 1997 and as Chief Executive Officer since December 1999. He served as Chief Operating Officer from October 1997 until December 1999, and as Executive Vice President of New England Home Care, Inc. from August 1995 until October 1997. He also served as Executive Vice President of Health Acquisition Corp., a wholly-owned subsidiary of the Company ("Health Acquisition"), from May 1994 until August 1995, as President of National HMO (New York), Inc., a wholly-owned subsidiary of the Company, from April 1989 until April 1994 and as Vice President of National HMO (New York), Inc. from August 1984 until March 1989. Steven Fialkow is a Certified Public Accountant. He is the son of Frederick H. Fialkow.

         IRA GREIFER, M.D. has been a director of the Company since July 1983. He has been a Professor and Director of Pediatrics at the Children's Kidney Center of the Montefiore Medical Center - Albert Einstein College of Medicine since 1966. He also is the President of The Kidney & Urology Foundation of America, Inc., a not-for-profit organization with programs in the areas of research on kidney and related diseases, public and patient educational services and professional education.

         ROBERT C. PORDY, M.D. has been a director of the Company since December 1995. Since January 1989, Dr. Pordy has been employed by F. Hoffmann-La Roche Ltd., a biopharmaceutical company, currently holding the position of Vice President, Medical Science.

         HAROLD SHULMAN, CPA has been a director of the Company since July 2003. In 1982, he was one of the founding shareholders of the accounting firm of Shulman, Cohen, Furst & Co. P.C., a mid-size certified public accounting firm in New York City, and he currently serves as its Chairman. Mr. Shulman is a Certified Public Accountant and is admitted to the Bar of the State of New York.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

         RICHARD GAROFALO has served as President of Health Acquisition since January 1988.

         ROBERT P. HELLER, a Certified Public Accountant, has served as Vice President of Finance, Chief Financial Officer and Treasurer of the Company since March 1989. Prior thereto, he was an accountant with Eisner & Company, LLP, a firm of certified public accountants.

MEETINGS OF THE BOARD OF DIRECTORS AND OF COMMITTEES

         The Board of Directors held five meetings during the fiscal year ended July 31, 2003 ("Fiscal 2003"). Each director attended (i) all of the meetings of the Board of Directors during Fiscal 2003 and (ii) all of the meetings of all the committees of the Board of Directors on which he served during Fiscal 2003. Mr. Shulman attended all of the meetings of the Board of Directors and of the Company's audit committee since his election as a director of the Company and a member of the Company's audit committee on July 17, 2003.

         The Company's compensation committee is currently composed of Drs. Greifer and Levine. The function of the compensation committee is to review and recommend to the Board of Directors policies, practices and procedures relating to compensation of key employees and to administer employee benefit plans. The compensation committee held one meeting during Fiscal 2003; in addition, its members met informally from time to time.

         The Company's audit committee is currently composed of Drs. Greifer, Levine and Pordy and Mr. Shulman, each of whom meets the independence requirements for audit committee members under the listing standards of the Nasdaq National Stock Market ("Nasdaq"), on which the Common Stock is quoted. The function of the audit committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Board of Directors has adopted a charter for the audit committee, and the audit committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. A report of the audit committee follows. The audit committee held four meetings during Fiscal 2003; in addition, its members met informally from time to time.

AUDIT COMMITTEE REPORT

         The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities with respect to Fiscal 2003, the audit committee reviewed and discussed the audited financial statements included in the Company's annual report on Form 10-K for Fiscal 2003 with management and BDO Seidman, LLP ("BDO"), the Company's independent auditors, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee acts under the guidance of a written charter which has been approved by the Board of Directors. The Audit Committee has had a written charter for several years, and a copy of the current version of that charter is shown as Appendix A to this proxy statement.

         The audit committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements to generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the audit committee by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90, relating to the conduct of the audit. In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The audit committee discussed with the Company's independent auditors the overall scope and plans for their audit. The audit committee meets with the Company's independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's annual report on Form 10-K for Fiscal 2003 for filing with the SEC. The audit committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of BDO as the Company's independent auditors for the fiscal year ending July 31, 2004.

         Audit Fees
         ----------

         For Fiscal 2003, fees for audit services provided by BDO were $111,500.

         Financial Information Systems Design and Implementation Fees
         ------------------------------------------------------------

         The Company did not pay BDO any fees for financial information systems design and implementation services with respect to Fiscal 2003.

         All Other Fees
         --------------

         Fees for all other services provided by BDO in connection with Fiscal 2003 were $37,000.

         Compatibility with Maintaining BDO's Independence
         -------------------------------------------------

         The audit committee determined that the provision of all services by BDO to the Company for Fiscal 2003 was compatible with maintaining BDO's independence.

                                              Harold Shulman, CPA, Chair
                                              Ira Greifer, M.D.
                                              Bernard Levine, M.D.
                                              Robert C. Pordy, M.D.

AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Directors has determined that Harold Shulman, CPA, who is a member of the Company's audit committee, is an "audit committee financial expert" and meets the independence requirements under Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934, as amended.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under section 16(a) of the Securities Act of 1934, the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, are required to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to Fiscal 2003, there were no late or delinquent filings, except that an Initial Statement of Beneficial Ownership of Securities for Mr. Shulman was filed late (such report disclosed the appointment of Mr. Shulman as a director).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Company's compensation committee are Drs. Greifer and Levine, both of whom are non-employee directors. No member of the compensation committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH

         The following graph compares the cumulative return to holders of Common Stock for the five years ended July 31, 2003 with the National Association of Securities Dealers Automated Quotation System Market Index and an SIC group index for the same period. The comparison assumes $100 were invested at the close of business on July 31, 1998 in the Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no cash dividends during the periods.


         [GRAPH OMITTED]

                          TOTAL RETURN TO SHAREHOLDERS
                      (INCLUDES REINVESTMENT OF DIVIDENDS)



                                                                            ANNUAL RETURN PERCENTAGE
                                                                                   YEARS ENDING
COMPANY NAME / INDEX                                          JUL99       JUL00        JUL01       JUL02       JUL03
---------------------------------------------------------------------------------------------------------------------
NATIONAL HOME HEALTH CARE CORP.                              -12.14       17.07       115.60       15.34      -30.75
NASDAQ INDEX                                                  40.92       42.77       -46.19      -34.48       30.62
PEER GROUP                                                    31.57        7.75        25.78        5.22        6.58

                                                                                 INDEXED RETURNS
                                                                                   YEARS ENDING
                                               BASE
                                              PERIOD
COMPANY NAME / INDEX                          JUL98           JUL99       JUL00        JUL01       JUL02       JUL03
---------------------------------------------------------------------------------------------------------------------
NATIONAL HOME HEALTH CARE CORP                 100            87.86      102.86       221.76      255.78      177.13
NASDAQ INDEX                                   100           140.92      201.19       108.26       70.94       92.66
PEER GROUP                                     100           131.57      141.76       178.31      187.62      199.97

----------------------------------
(1) The peer group selected by the Company includes those companies within the Company's Standard Industrial Code ("SIC") of 8082 or "home health care services". The companies which comprise the SIC group are Allied Healthcare International Inc., Amedisys Inc., American Homepatient Inc., Apria Healthcare Group, Coram Healthcare Corp., Gentiva Health Services Inc., Infu-Tech Inc., Med Diversified Inc., National Home Health Care, New York Health Care Inc., Pediatric Services of America Inc., Phoenix Group Corp., Star Multi Care Services and Vistacare Inc.

                     REPORT OF THE COMPENSATION COMMITTEE ON

                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The compensation committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the compensation committee, pursuant to authority delegated thereto by the Board of Directors, determines the compensation to be paid to the Company's chief executive officer and each other executive officer of the Company.

         The objectives of the Company's executive compensation program are to:

                  *        Support   the    achievement   of   desired   Company
                           performance

                  * Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the health care industry, as well as with a broader group of companies of comparable size and complexity.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's  executive officer  compensation  program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. The Company and each of its executive officers have entered into employment agreements dated as of November 1, 2001.
See "Executive Compensation--Employment and Related Agreements."

BASE SALARY

         Base  salary   levels  for  the   Company's   executive   officers  are
competitively set relative to companies in the health care industry. In determining salaries, the compensation committee also takes into account individual experience and performance and specific issues particular to the Company.

STOCK OPTION PROGRAM

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1992 AND 1999 STOCK OPTION PLANS

         The 1992 and 1999 Stock Option Plans authorize the compensation committee to award key executives stock options. The 1992 Stock Option Plan has been exhausted as to shares of Common Stock available for grant thereunder. Options granted under the 1999 Stock Option Plan may be granted containing terms determined by the compensation committee, including exercise period and price; provided, however, that such plan requires that the exercise price may not be less than the fair market value of the Common Stock on the date of the grant and that the exercise period may not exceed ten years, subject to further limitations.

BENEFITS

         The Company provides to executive officers medical and pension benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary for Fiscal 2003.

BONUS

         On the basis of the compensation committee's evaluation of the performance of management, the Company provides to certain executive officers bonuses based on performance and/or a change of control of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

         No change was made to the compensation of Mr. Steven Fialkow, the Company's chief executive officer, during Fiscal 2003.

CERTAIN TAX LEGISLATION

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation," however, is excluded from the deduction limitation. The Company believes that all of the Fiscal 2003 compensation of the Company's executive officers is deductible.



                                           Ira Greifer, M.D.
                                           Bernard Levine, M.D.

                                           Members of the Compensation Committee

STANDARD REMUNERATION OF DIRECTORS

         The Company's non-employee directors are paid a fee of $3,500 for each meeting of the Board of Directors they attend.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long term compensation for the Company's last three fiscal years of the Company's chief executive officer and the other three highest compensated executive officers of the Company, whose salary and bonus for Fiscal 2003 exceeded, in the aggregate, $100,000, for services rendered in all capacities to the Company and its subsidiaries:

                                                                            LONG-TERM COMPENSATION
                                                  ANNUAL COMPENSATION       ----------------------
                                   FISCAL        --------------------        SECURITIES UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR         SALARY ($) BONUS ($)              OPTIONS (#)          COMPENSATION ($)
---------------------------         ----          -------------------            -------------          ----------------
Frederick H. Fialkow
   Chairman of the Board of          2003       $305,000      $377,517 (1)                 0                $14,971 (4)
   Directors                         2002        305,000       319,645 (2)            57,750                 14,071 (5)
                                     2001        305,000       234,783 (3)                 0                 12,483 (6)
Steven Fialkow
   President, Chief Executive
   Officer and Secretary             2003        325,000       278,183                     0                 15,156 (7)
                                     2002        315,096       226,711                21,000                 26,256 (8)
                                     2000        265,000       151,508                     0                 12,509 (9)
Robert P. Heller
   Vice President of Finance,        2003        175,000        72,046                     0                 15,565 (10)
   Chief Financial Officer and       2002        174,327        59,178                10,500                 26,673 (11)
   Treasurer                         2001        160,000        40,377                     0                 12,847 (12)

Richard Garofalo
   President of                      2003        249,881        69,546                     0                 15,481 (13)
   Health Acquisition Corp.          2002        250,317        56,678                10,500                 26,361 (14)
                                     2001        235,000        37,877                     0                 12,891 (15)

--------------------

(1) Includes payment of $81,627 for the compounded cost of living increase in salary compensation pursuant to Mr. Fialkow's employment agreement with the Company.

(2) Includes payment of $71,830 for the compounded cost of living increase in salary compensation pursuant to Mr. Fialkow's employment agreement with the Company.

(3) Includes payment of $62,639 for the compounded cost of living increase in salary compensation pursuant to Mr. Fialkow's employment agreement with the Company.

(4) Represents $6,971 paid to Mr. Fialkow as health insurance coverage and $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(5) Represents $6,071 paid to Mr. Fialkow as health insurance coverage and $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(6) Represents $5,683 paid to Mr. Fialkow as health insurance coverage and $6,800 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(7) Represents $7,156 paid to Mr. Fialkow as health insurance coverage and $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(8) Represents $6,256 paid to Mr. Fialkow as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Fialkow.

(9) Represents $5,709 paid to Mr. Fialkow as health insurance coverage and $6,800 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(10) Represents $7,565 paid to Mr. Heller as health insurance coverage and $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(11) Represents $6,673 paid to Mr. Heller as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Heller.

(12) Represents $6,047 paid to Mr. Heller as health insurance coverage and $6,800 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(13) Represents $7,481 paid to Mr. Garofalo as health insurance coverage and $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(14) Represents $6,361 paid to Mr. Garofalo as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Garofalo.

(15) Represents $6,091 paid to Mr. Garofalo as health insurance coverage and $6,800 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information about the Company's equity compensation plans as of July 31, 2003:

                                                                                               NUMBER OF SECURITIES
                                NUMBER OF SECURITIES TO            WEIGHTED-AVERAGE          REMAINING AVAILABLE FOR
                                BE ISSUED UPON EXERCISE           EXERCISE PRICE OF              FUTURE ISSUANCE
                                OF OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,             UNDER EQUITY
        PLAN CATEGORY             WARRANTS AND RIGHTS            WARRANTS AND RIGHTS            COMPENSATION PLANS
-----------------------------  ---------------------------      -----------------------      ----------------------
Equity compensation plans
   approved by security
   holders...................           530,758                        $7.4134                      106,208
Equity compensation plans
   not approved by security
   holders...................              -                              -                            -
                               ---------------------------      -----------------------      ----------------------
  Total......................           530,758                        $7.4134                      106,208
                               ===========================      =======================      ======================


EMPLOYMENT AND RELATED AGREEMENTS

         Frederick H. Fialkow. Effective November 1, 2001, the Company entered into an amended and restated employment agreement with Mr. Fialkow for a term of five years with an automatic renewal for an additional five years, unless one of the parties elects not to renew the agreement. Pursuant to the agreement, Mr. Fialkow is employed as the Chairman of the Company's Board of Directors. The agreement provides for an annual base salary of $305,000 (before giving effect to cost of living adjustments). In addition, Mr. Fialkow is entitled to receive an annual bonus in an amount equal to 4% of the Company's consolidated net income (before income taxes) in each year in which the consolidated net income is in excess of $3,000,000. Under the agreement, upon a change of control of the Company, Mr. Fialkow shall receive an amount equal to one-half of his annual base salary as then in effect.

         Steven Fialkow. Effective November 1, 2001, the Company entered into an employment agreement with Mr. Fialkow, expiring on November 1, 2006, pursuant to which he is employed as the Company's President, Chief Executive Officer and Secretary. The agreement provides for an annual base salary of $325,000. In addition, Mr. Fialkow is entitled to receive an annual bonus in an amount equal to 4% of the amount by which the Company's income from operations in any fiscal year exceeds $3,300,000. Under the agreement, upon a change of control of the Company, Mr. Fialkow shall receive an amount equal to one-half of his annual base salary as then in effect.

         Robert P. Heller. Effective November 1, 2001, the Company entered into an employment agreement with Mr. Heller, expiring on November 1, 2006, pursuant to which he is employed as the Company's Vice President of Finance, Chief Financial Officer and Treasurer. The agreement provides for an annual base salary of $175,000. In addition, Mr. Heller is entitled to receive an annual bonus in an amount equal to 1% of the amount by which the Company's income from operations in any fiscal year exceeds $3,300,000. Under the agreement, upon a change in control of the Company, Mr. Heller shall receive an amount equal to one-half of his annual base salary as then in effect.

         Richard Garofalo. Effective November 1, 2001, the Company entered into an employment agreement with Mr. Garofalo, expiring on November 1, 2006, pursuant to which he is employed as the President of Health Acquisition. The agreement provides for an annual base salary of $250,000. The Board of Directors also has authorized the Chairman of the Board to grant to Mr. Garofalo performance-based bonuses. Under the agreement, upon a change of control of the Company, Mr. Garofalo shall receive an amount equal to one-half of his annual base salary as then in effect.

         The employment agreements of Messrs. Frederick H. Fialkow, Steven Fialkow, Heller and Garofalo contain confidentiality and nondisclosure provisions relating to the Company's business and all confidential information developed or made known to each individual during his respective term of employment. The agreements also contain certain non-competition provisions that preclude Messrs. Frederick H. Fialkow, Steven Fialkow, Heller and Garofalo from competing with the Company for a period of one year from the date of termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A lease for office premises maintained by Health Acquisition, located in Queens, New York is with a company owned (in whole or in part) and controlled by Mr. Frederick H. Fialkow, the Chairman of the Board of Directors, and by Steven Fialkow, who is a director and the President, Chief Executive Officer and Secretary of the Company. Net rent expense under such lease is approximately $216,000 per year. The Company believes that such lease contains terms in the aggregate no less advantageous to the Company than could have been obtained from an unrelated third party.


                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

         The Board of Directors believes it is appropriate to submit for approval by its stockholders its selection of BDO as the Company's independent certified public accountants for the fiscal year ending July 31, 2004.

         Representatives of BDO are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding any appropriate matters.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         Stockholders wishing to present proposals at the 2004 annual meeting of stockholders and wishing to have their proposals presented in the proxy statement distributed by the Board of Directors in connection with the 2004 annual meeting of stockholders must submit their proposals to the Company in writing on or before July 8, 2004.

         If the Company does not receive notice by September 22, 2004 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request sent to the Company at 700 White Plains Road, Scarsdale, New York 10583, (914) 722-9000. Any stockholder who wishes to receive separate copies of the annual report to stockholders and proxy statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address or phone number.

OTHER MATTERS

         The Board of Directors of the Company knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the stockholders arise, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

         All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                    By Order of the Board of Directors

                                          Steven Fialkow
                                          Secretary

Scarsdale, New York
November 5, 2003

                                   APPENDIX A


                         NATIONAL HOME HEALTH CARE CORP.
                             AUDIT COMMITTEE CHARTER

Purpose


         The role of the Audit Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities related to:



         o the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements;

         o        the surveillance of administration  and financial controls and
                  the   Company's   compliance   with   legal   and   regulatory
                  requirements;

         o        the outside auditing firm's  qualifications  and independence;
                  and

         o the performance of the Company's internal audit function and the Company's outside auditing firm.


         The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.


COMPOSITION


         The Audit Committee shall consist of at least three but not more than seven members as determined from time to time by the Board. Each member of the Audit Committee shall be an independent member of the Board, with "independence" for this purpose determined by the Board in accordance with applicable legal standards, including those standards referred to below.

         Independence

         The independence of Audit Committee members shall be determined pursuant to the rules and regulations set by the SEC, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the requirements of The NASDAQ Stock Market, Inc. ("NASDAQ").

         Financial Expertise

         All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment.

         At least one member of the Audit  Committee  must have past  employment experience in finance or accounting, requisite professional accounting certification or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one member of the Audit Committee (who may be the same member who satisfies the requirement specified in the preceding sentence) must be a "financial expert," as such term is defined by the SEC.

APPOINTMENT AND REMOVAL

         The members of the Audit Committee shall be appointed by the Board upon the recommendation of a majority of the independent directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

CHAIRMAN

         Unless a chairman  of the Audit  Committee  is  designated  by the full
Board of Directors upon recommendation of a majority of the independent directors, the members of the Audit Committee shall designate a chairman of the Audit Committee by the majority vote of the full Audit Committee membership. The chairman of the Audit Committee will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

DELEGATION TO SUBCOMMITTEES

         In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

MEETINGS


         The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should meet regularly with each of management, the principal internal auditor of the Company (or person who performs that function) and the outside auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups or persons believe should be discussed privately. In addition, the Audit Committee or its chairman should meet with the independent auditors and management quarterly to review the Company's financial statements. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

         All non-management directors who are not members of the Audit Committee may attend meetings of the Committee but may not vote. In addition, the Audit Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS


         The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee shall be responsible for resolving any disputes between the outside auditing firm and the Company's management.

RESPONSIBILITIES AND DUTIES


         To fulfill its responsibilities and duties the Audit Committee shall:

A.       Financial Reporting Processes and Documents/Reports Review
         ----------------------------------------------------------

         1. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

         2. Review and discuss with the outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditing firm with respect to interim periods.

         3. Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

         4. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

         5. Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate the scope and results of the internal audit program.

         6. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

         7. Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         8. Review and timely discuss with management and the outside auditors any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

         9. Review and discuss with the outside auditing firm their report regarding (A) all critical accounting policies and practices to be used; (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditing firm; and (C) other material written communications between the outside auditing firm and Company management, such as any management letter of schedule of unadjusted differences.

         10. Review with financial management and the independent accountants the Company's filings with the SEC prior to their filing or prior to the release of earnings reports. The chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

         11. Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

         12. Report regularly to the full Board. In this regard, the Audit Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, or the performance and independence of the Company's outside auditing firm.

         13. The Audit Committee shall provide such recommendations as the Audit Committee may deem appropriate. The report to the Board may take the form of an oral report by the chairman of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make such report.

         14. Maintain minutes or other records of meetings and activities of the Audit Committee.

B.       Outside Auditing Firm
         ---------------------


         1. Approve in advance all audit services to be provided by the outside auditing firm, including any written engagement letter related thereto. (By approving the audit engagement, the audit services contemplated in any written engagement letter shall be deemed to have been preapproved.)

         2. Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

         3. The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the Audit Committee.

         4. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the independence of the outside auditing firm; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the outside auditing firm; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the outside auditing firm; and present to the Board of Directors the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

         5. Ensure rotation of the audit partners as required by law.

         6. Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.       Outside Advisors.
         -----------------

         The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms.

D.       Ethical and Legal Compliance
         ----------------------------

         1. Establish, review and update periodically a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and ensure that management has established a system to enforce the code of ethics.

         2. Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of NASDAQ.

         3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

         4. Establish procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

         5. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

LIMITATION OF AUDIT COMMITTEE'S ROLE


         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

PROXY                              PROXY CARD                              PROXY
-----                                                                      -----

                         NATIONAL HOME HEALTH CARE CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common stock of National Home Health Care Corp. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders' Meeting to be held on December 5, 2003, and hereby appoints Frederick H. Fialkow and Steven Fialkow, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned at said meeting and at any adjournment or adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted in the following manner:


                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

(1)      Election of directors

[ ]      FOR  all  nominees  listed      [ ]      WITHHOLD  AUTHORITY to vote
         below (except as indicated)              for all nominees listed below


     To withhold authority for any individual nominee, strike through that nominee's name in the list below:

              Frederick H. Fialkow
              Steven Fialkow
              Ira Greifer, M.D.
              Bernard Levine, M.D.
              Robert C. Pordy, M.D.
              Harold Shulman, CPA

     (2) Ratification and approval of the appointment of BDO Seidman, LLP, as independent certified accountants for the Company for the fiscal year ending July 31, 2004.

   FOR                            AGAINST                          ABSTAIN

   [ ]                              [ ]                              [ ]

     (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE


Dated:                    , 2003
       ------------------


--------------------------------
Signature


--------------------------------
Print Name


--------------------------------
(Title, if appropriate)

Note: This proxy should be signed by the stockholder exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, this proxy should be signed in full corporate name by the president or other authorized officer and should bear the corporate seal. If a partnership, please sign in partnership name by authorized person.